DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

Delaware International Value Equity Fund

Supplement to the Statement of Additional Information
dated January 31, 2003
(as amended May 1, 2003)

On August 21, 2003, the Board of Trustees of Delaware Group Global & International Funds approved the deletion of a non-fundamental investment restriction prohibiting Delaware International Value Equity Fund from investing in investment company securities. This deletion permits the Fund to invest in investment company securities subject to the limitations of the Investment Company Act of 1940, thereby enabling the Fund to take advantage of certain investment opportunities available to many funds in its peer group. The Fund will invest in a manner consistent with the investment objectives stated in its prospectus.

The second paragraph on page 3 under the heading "Delaware International Value Equity Fund and Delaware Emerging Markets Fund shall not" has been amended as follows:

2. Delaware Emerging Markets Fund may invest in securities of open-end, closed-end and unregistered investment companies, in accordance with the limitations contained in the 1940 Act.

This Supplement is dated August 21, 2003.